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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                          ---------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 13, 2003



                            HARKEN ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                      1-10262                  13-2841597
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)


           580 WestLake Park Boulevard, Suite 600
                         Houston, Texas                   77079
          (Address of principal executive offices)      (ZIP Code)


       Registrant's telephone number, including area code: (281) 504-4000

   Former Name or Former Address, if Changed Since Last Report: Not applicable


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Item 5.  Other Events

     On February 13, 2003, Harken Energy Corporation (the "Company") issued $1.6 million in principal amount of 7% Senior Convertible Notes due 2006, Series A, to The Liverpool Limited Partnership and Elliot International LP (collectively the "Investors") in exchange for $2 million in principal amount of 5% Senior Convertible Notes due 2003 ("5% European Notes").

     The Company also entered into an Option Agreement with the Investors, dated February 13, 2003 (the "Option Agreement"), that provides for a call option in favor of the Company and a put option in favor of the Investors. The call option will obligate the Investors to sell up to an aggregate of $6.57 million principal amount of 5% European Notes at an option price of 60% of the principal amount of the 5% European Notes plus accrued and unpaid interest through the date of payment (the "Option Price"). The put option will obligate the Company to purchase from the Investors for cash at the Option Price an amount of 5% European Notes that, when aggregated with any 5% European Notes purchased pursuant to the call option, equals $3.3 million principal amount. The call option may be exercised from February 13, 2003 through April 30, 2003 and the put option may be exercised from May 1, 2003 through May 31, 2003. In addition, the put option may only be exercised if the Company receives $10 million in gross proceeds pursuant to the Company's underwritten rights offering prior to exercise of the put option. A portion of the proceeds of the rights offering may be used for the payment of the put option and/or the call option. This description of the Option Agreement is qualified in its entirety by the complete text of the Option Agreement attached hereto as Exhibit 10.1.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits.
     --------

Exhibit
Number             Description
-------            -----------

3.1  -- Certificate of Incorporation of Harken Energy Corporation

3.2 -- Certificate of Amendment to Certificate of Incorporation of Harken Energy Corporation

3.3 -- Certificate of Amendment to Certificate of Incorporation of Harken Energy Corporation

3.4 -- Certificate of Amendment to Certificate of Incorporation of Harken Energy Corporation

3.5 -- Certificate of Amendment to Certificate of Incorporation of Harken Energy Corporation

3.6 -- Certificate of Amendment to Certificate of Incorporation of Harken Energy Corporation

3.7 -- Certificate of Designations of Series G1 Convertible Preferred Stock of Harken Energy Corporation

3.8 -- Certificate of Increase of Series G1 Convertible Preferred Stock of Harken Energy Corporation

10.1 -- Option Agreement between Harken Energy Corporation, The Liverpool Limited Partnership and Elliot International LP, dated February 13, 2003.

10.2 -- 7% Senior Convertible Note due 2006, Series A by Harken Energy Corporation payable to The Liverpool Limited Partnership in the principal amount of $720,000.00, dated February 13, 2003.

10.3 -- 7% Senior Convertible Note due 2006, Series A by Harken Energy Corporation payable to Elliot International LP in the principal amount of $880,000.00, dated February 13, 2003.


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10.4 -- 7% Senior Convertible Note due 2007, Series E by Harken Energy
        Corporation payable to the Bank of New York Depository in the principal amount of $1,420,000.00, dated January 28, 2003.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               Harken Energy Corporation

Date: February 14, 2003                    By:  /s/  Anna M. Williams
                                               --------------------------------
                                               Anna M. Williams
                                               Executive Vice President and
                                               Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number                             Description
-------                            -----------

3.1  -- Certificate of Incorporation of Harken Energy Corporation

3.2 -- Certificate of Amendment to Certificate of Incorporation of Harken Energy Corporation

3.3 -- Certificate of Amendment to Certificate of Incorporation of Harken Energy Corporation

3.4 -- Certificate of Amendment to Certificate of Incorporation of Harken Energy Corporation

3.5 -- Certificate of Amendment to Certificate of Incorporation of Harken Energy Corporation

3.6 -- Certificate of Amendment to Certificate of Incorporation of Harken Energy Corporation

3.7 -- Certificate of Designations of Series G1 Convertible Preferred Stock of Harken Energy Corporation

3.8 -- Certificate of Increase of Series G1 Convertible Preferred Stock of Harken Energy Corporation

10.1 -- Option Agreement between Harken Energy Corporation, The Liverpool Limited Partnership and Elliot International LP, dated February 13, 2003.

10.2 -- 7% Senior Convertible Note due 2006, Series A by Harken Energy Corporation payable to The Liverpool Limited Partnership in the principal amount of $720,000.00, dated February 13, 2003.

10.3 -- 7% Senior Convertible Note due 2006, Series A by Harken Energy Corporation payable to Elliot International LP in the principal amount of $880,000.00, dated February 13, 2003.

10.4 -- 7% Senior Convertible Note due 2007, Series E by Harken Energy Corporation payable to the Bank of New York Depository in the principal amount of $1,420,000.00, dated January 28, 2003.